SUPPLEMENT DATED MAY 1, 2021
TO PROSPECTUS DATED MAY 1, 2003

 TRANSAMERICA LINEAGE ® VUL
An Individual Flexible Premium Variable Life Insurance Policy
Issued Through
 Transamerica Life Insurance Co. Separate Account VUL-2
By
Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

Please note the change regarding your fund reports:

We want to let you know that beginning January 1, 2021, we will no longer mail copies of shareholder reports for funds in your portfolio. This change is permitted by regulations adopted by the Securities and Exchange Commission. Instead, the reports will be made available on our website. We’ll let you know by mail each time a report is posted. The notification will have a URL for accessing the report.

If you’ve already elected to receive documents from us electronically, you’re not affected by this change. You’re already receiving an email with a link to the reports so there’s nothing you need to do.

You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If you’d like this option, give us a call at the number shown on your account statement.

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Range of Expenses for the Portfolios1, 2

The table below shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2020.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.37%	1.25%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.37%	1.60%

1 The portfolio expenses used to prepare this table were provided to Transamerica Life by the underlying funds.  Transamerica Life has not independently verified such information.  The expenses shown are those incurred for the year ended December 31, 2020.  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios.  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Transamerica Life took into account the information received from those funds on the combined actual expenses for each “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses for the Transamerica Series Trust asset allocation portfolios. See the prospectuses for the Transamerica Series Trust for a presentation of all applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for reimbursements or waivers of portfolio expenses until April 30, 2022.

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INVESTMENT OPTIONS

Please note the following portfolio changes:

Effective  April 30,  2021, based on changes to the underlying portfolio, the following name changes occurred:

Current Name	New Name
Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco V.I. Capital Appreciation Fund
Invesco Oppenheimer V.I. Global Fund	Invesco V.I. Global Fund
Invesco Oppenheimer V.I. Global Strategic Income Fund	Invesco V.I. Global Strategic Income Fund
Invesco Oppenheimer V.I. Main Street Fund®	Invesco V.I. Main Street Fund®

This name change will not result in any change in the investment objective, policies, or fees of the applicable portfolio.

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The following paragraphs are replaced under the section titled:
Transamerica, the Separate Account, the Fixed Account and the Portfolios

Transamerica Life Insurance Company

Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. It is engaged in the sale of life and health insurance policies and annuity contracts. The Company is licensed in the District of Columbia, Guam, Puerto Rico, the U.S. Virgin Islands, and all states except New York.

The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

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The following sections have been added under “Further Information”:

Business Continuity

Our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. To date, the COVID-19 pandemic has caused significant uncertainty and disruption to governments, business operations, and consumer behavior on a global scale. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans do not include effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.

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Illustrations:
The information contained in both the explanation and "Hypothetical Illustrations" is out-of-date and should not be relied upon.

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For additional information, you may contact us at our administrative office at 1-866-844-4885, between 8:00a.m. – 6:00p.m., Central time or visit our website at: www.transamerica.com. TCI serves as the principal underwriter for the Policies.  More information about TCI is available at www.finra.org or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PRODUCT PROSPECTUS